UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)             June 24, 2003

Electro-Sensors, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota (State or other jurisdiction of incorporation or organization)	#0-9587 (Commission File Number)	41-0943459 (I.R.S. Employer Identification No.)

6111 Blue Circle Drive Minnetonka, MN (Address of principal executive offices)		55343-9108 (Zip code)

(952) 930-0100

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 4.    Changes in Registrant’s Certifying Accountant.

(a)           Changes in Registrant’s Certifying Accountant.

(i)            On June 24, 2003, the Registrant dismissed Schweitzer Karon & Bremer LLC as the Registrant’s independent public accountants. The Registrant’s Board of Directors and audit committee participated in and approved the decision to change accountants.

(ii)           The report of Schweitzer Karon & Bremer LLC on the Registrant’s financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii)          In connection with its audits for the two most recent fiscal years and through June 24, 2003, there have been no disagreements with Schweitzer Karon & Bremer LLC on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements if not resolved to the satisfaction of Schweitzer Karon & Bremer LLC would have caused them to make reference thereto in their report on the financial statements for such years.

(iv)          The Registrant has requested Schweitzer Karon & Bremer LLC furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated June 26, 2003 (EXHIBIT 16), is filed as Exhibit 16.1 to this Form 8-K.

(b)           New Independent Public Accountants.

On June 24, 2003, the Registrant’s board of directors and audit committee retained Virchow, Krause & Company, LLP to be the Registrant’s principal independent accountants. During the two most recent fiscal years and through June 24, 2003, the Registrant has not consulted with Virchow, Krause & Company, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and either a written report was provided to the Registrant or oral advice was provided by Virchow, Krause & Company, LLP that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304(a) (1) (v) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a) (1) (v) of Regulation S-K.

Item 7.    Financial Statements; Pro Forma Financial Information and Exhibits

(a)           Financial statements.

                None.

(b)           Pro forma financial information.

                None.

(c)           Exhibits.  The following exhibit is included with this report:

                16.1         Letter from Schweitzer Karon & Bremer LLC.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this interim report to be signed on its behalf by the undersigned, there unto duly authorized.

Dated: July 1, 2003

Electro-Sensors, Inc.

/s/ Bradley D Slye
Bradley D. Slye, President

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

ELECTRO-SENSORS, INC.

EXHIBIT INDEX TO FORM 8-K

Exhibit No.	Description

16.1	Letter from Schweitzer Karon & Bremer LLC.